FAIR VALUE MEASUREMENTS	12 Months Ended
Feb. 28, 2014
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS

Disclosure and measurement of fair value of our financial instruments reflect the amounts that we estimate to receive in connection with the sale of an asset or paid in connection with the transfer of a liability, when applicable, in an orderly transaction between market participants at the measurement date (exit price).  For financial assets and liabilities that are periodically re-measured to fair value, we disclose a fair value hierarchy that prioritizes the use of inputs used in the applicable valuation techniques into the following three levels:

·	Level 1 – quoted prices in active markets for identical assets and liabilities;
·	Level 2 – Inputs other than Level 1 inputs that are either directly or indirectly observable, and;
·	Level 3 – Unobservable inputs developed using estimates and assumptions, which are developed by the reporting entity and reflect those assumptions that a market participant would use.

As of February 28, 2014, the Amended 2013 Notes had a carrying value of $1,320,689, which approximated its fair value based on Level 2 inputs.

The recorded value of certain financial assets and liabilities, which consist primarily of cash and cash equivalents, receivables, other current assets, and accounts payable and accrued expenses approximate the fair value at February 28, 2014 and 2013 based upon the short-term nature of the assets and liabilities.  Based on borrowing rates currently available to the Company for loans with similar terms, and the remaining short term period outstanding, the carrying value of 2014 Notes and the Additional 2014 Notes approximates fair value.